UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2026

MATERION CORPORATION

(Exact name of registrant as specified in its charter)

Ohio 001-15885 34-1919973

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
6070 Parkland Blvd., Mayfield Hts., Ohio 44124

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (216) 486-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value MTRN New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 7, 2026. Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.

As of the record date of the Annual Meeting, there were 20,801,338 common shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 19,542,978 common shares, or approximately 94% of the outstanding common shares entitled to vote, were represented in person or by proxy. Those common shares were voted as follows:

(1) Election of Directors.
The following individuals were nominated in 2026 to serve as directors until 2027. All nominees were elected. The results were as follows:

Director	For	Withhold	Broker Non-Votes
Vinod M. Khilnani	17,151,837	1,536,956	854,185
Emily M. Liggett	18,137,069	551,724	854,185
Robert J. Phillippy	18,102,104	586,689	854,185
Patrick Prevost	18,115,393	573,400	854,185
Thomas T. Edman	18,480,630	208,163	854,185
Craig S. Shular	17,771,193	917,600	854,185
Darlene J. S. Solomon	17,993,111	695,682	854,185
Robert B. Toth	17,934,701	754,092	854,185
Jugal K. Vijayvargiya	18,298,489	390,304	854,185

(2) Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2026.
The proposal was ratified based on the following vote:

For	18,947,675
Against	590,316
Abstentions	4,987

(3) Approval, on an advisory basis, of the compensation of the Company's named executive officers.
The Company's shareholders approved, on an advisory, non-binding basis the compensation of the Company's named executive officers.

For	17,844,749
Against	826,703
Abstentions	17,341
Broker Non-Votes	854,185

(4) Approval of an amendment to Amended & Restated Articles of Incorporation.
The Company’s shareholders approved the amendment to the Company’s Amended & Restated Articles of Incorporation to reduce the minimum and maximum size of the Board of Directors.

For	19,393,987
Against	124,915
Abstentions	24,076
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 7, 2026	By:	/s/ Shelly M. Chadwick
Shelly M. Chadwick
Vice President, Finance and Chief Financial Officer